UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2006
Date of Report (Date of earliest event reported)

CANADIAN ROCKPORT HOMES INT'L, INC.
(Exact name of registrant as specified in its charter)

NEVADA		98-0354610
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2317 Wall Street
Vancouver, B.C.	V5L 1B8
(Address of principal executive offices)	(Zip Code)

604-669-1081
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[           ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[           ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[           ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d -2(b))

[           ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e -4(c))

ITEM 8.01 – OTHER EVENTS

Canadian Rockport Homes as ceased looking for office space in Las Vegas, Nevada and will have its office at:

2317 Wall Street
Vancouver, B.C.
Canada
V5L 1B8

Exhibits

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANADIAN ROCKPORT HOMES
INT'L, INC.

DATE: November 14, 2006	By:	/s/ William Malone
William Malone
President and Chief Executive Officer